UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-01236

DWS Balanced Fund
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           10/31

Date of reporting period:                                        10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS Balanced Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
42 Statement of Assets and Liabilities
44 Statement of Operations
45 Statement of Changes in Net Assets
46 Financial Highlights
51 Notes to Financial Statements
65 Report of Independent Registered Public Accounting Firm
66 Tax Information
67 Investment Management Agreement Approval
72 New Sub-Advisory Agreement Approval
75 Summary of Management Fee Evaluation by Independent Fee Consultant
79 Board Members and Officers
83 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, the portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.44%	-2.20%	2.41%	0.77%
Class B	11.25%	-2.80%	1.94%	0.10%
Class C	11.49%	-2.98%	1.56%	-0.08%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	5.98%	-4.11%	1.20%	0.17%
Class B (max 4.00% CDSC)	8.25%	-3.41%	1.75%	0.10%
Class C (max 1.00% CDSC)	11.49%	-2.98%	1.56%	-0.08%
No Sales Charges					Life of Class S*
Class S	12.84%	-1.96%	2.65%	N/A	2.70%
Institutional Class	12.85%	-1.89%	2.72%	1.10%	N/A
Russell 1000® Index+	17.67%	-6.14%	1.99%	0.29%	2.54%
Barclays Capital US Aggregate Bond Index++	8.01%	7.23%	6.45%	6.38%	6.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on March 14, 2005. Index returns began on March 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 0.99%, 1.91%, 1.82%, 0.81% and 0.58% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] Russell 1000 Index+ [] Barclays Capital US Aggregate Bond Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/10	$8.85	$8.85	$8.84	$8.85	$8.86
10/31/09	$8.10	$8.11	$8.08	$8.10	$8.11
Distribution Information: Twelve Months as of 10/31/10: Income Dividends	$.17	$.10	$.10	$.19	$.21
Capital Gain Distributions	$.07	$.07	$.07	$.07	$.07

Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	308	of	516	60
3-Year	301	of	457	66
5-Year	323	of	390	83
10-Year	173	of	188	92
Class B 1-Year	399	of	516	78
3-Year	354	of	457	78
5-Year	345	of	390	89
10-Year	184	of	188	98
Class C 1-Year	380	of	516	74
3-Year	368	of	457	81
5-Year	355	of	390	91
10-Year	186	of	188	99
Class S 1-Year	285	of	516	56
3-Year	285	of	457	63
5-Year	306	of	390	79
Institutional Class 1-Year	284	of	516	55
3-Year	281	of	457	62
5-Year	301	of	390	77
10-Year	164	of	188	87

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,028.00	$1,022.20	$1,023.70	$1,029.10	$1,029.90
Expenses Paid per $1,000*	$4.96	$10.04	$9.13	$3.99	$3.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,020.32	$1,015.27	$1,016.18	$1,021.27	$1,022.13
Expenses Paid per $1,000*	$4.94	$10.01	$9.10	$3.97	$3.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Balanced Fund	.97%	1.97%	1.79%	.78%	.61%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Balanced Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Balanced Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Deutsche Asset Management International GmbH ("DeAMi"), a US registered investment advisor, is a subadvisor for the fund. DeAMi renders investment advisory and management services to a portion of the fund's large cap value allocation. DeAMi provides a full range of investment advisory services to institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG.

QS Investors, LLC ("QS Investors"), New York, New York, is a subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation").

Portfolio Management Team

Robert Wang

Inna Okounkova

Thomas Picciochi

Portfolio Managers, QS Investors

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The global equity and fixed-income markets both finished the 12-month reporting period ended October 31, 2010 in positive territory, providing a favorable tailwind for the fund's performance.

Although the spring and summer months brought increased volatility in the world financial markets amid concerns about a possible "double-dip" recession, stocks nonetheless posted a gain thanks to a strong rally in the July-October period. A backdrop of positive corporate earnings results, accommodative central bank policies and steady growth in the developing world provided a solid underpinning for equities, despite the continued challenges faced by the world's industrialized economies. Investors also were encouraged by the ability of the emerging markets to deliver strong economic growth amid the recession in the developed world, leading to outperformance for both emerging-market equities and developed-market multinationals that earn a substantial portion of their revenues in these areas.

In this environment, the MSCI Emerging Markets Index returned 23.56%, while the Standard & Poor's 500® (S&P 500) Index rose 16.52% and the MSCI EAFE Index gained 8.36%.1,2,3 The underperformance of the MSCI EAFE Index can be attributed to the relative weakness of Europe, where stocks were pressured by concerns about the sovereign debt crisis, and Japan, where the strength of the yen weighed on the market performance of the country's exporters.

The past year also brought hearty returns for the global bond markets. Investors remained wary of a possible "double-dip" recession in the United States and other industrialized economies, which provided support for government bond markets. In the United States, for example, the yield on the 10-year Treasury note fell from 3.41% on October 31, 2009 to a low of 2.41% on October 8, 2010 (as its price rose). At the same time, the combination of ultralow short-term interest rates and unattractive government bond yields prompted investors to take advantage of higher-yielding alternatives in the non-Treasury "spread sectors."4 The result was continued positive performance for market segments such as investment-grade corporates, high-yield bonds and emerging-markets debt.

The Class A shares of DWS Balanced Fund returned 12.44% during the one-year period ended October 31, 2010. The return of the equity benchmark, the Russell 1000® Index, was 17.67%, while the fixed-income benchmark, the Barclays Capital US Aggregate Bond Index, returned 8.01%.5,6 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive and Negative Contributors to Performance

DWS Balanced Fund uses several different investment strategies which include investments in four exchange-traded funds, or ETFs.7 The fund also seeks to enhance total returns by employing a global tactical asset allocation overlay strategy (iGAP).8 This strategy seeks to identify the relative values among the global equity, bond and currency markets, and then to benefit from the disparities through investments in equity and fixed-income futures and currency forward contracts.9 The only investment to finish the year at a loss was the iGAP strategy, which was hurt by its positioning in both currencies and fixed income.

We also measure each of the fund's underlying investments in terms of their relative performance or, in other words, how well they performed in relation to their respective benchmarks. Investments that outperformed and added meaningful value for the fund included our quantitative large-cap growth; quantitative international, global small-cap growth, and core fixed-income strategies.

A number of our investments performed closely in line with their benchmarks and thus had little impact on the fund's relative performance, including our Global TIPS and fundamental large-cap growth strategies.

The largest detractor from relative performance was the iGAP strategy. We also lost some relative performance through our investments in the high-yield bonds; quantitative small-cap, quantitative large-cap value, fundamental international, and fundamental large-cap value strategies.

Outlook and Positioning

During the second half of the year, we made several shifts to the fund's positioning. One of the most significant changes was the liquidation of the quantitative small-cap core sleeve and the addition of the iShares Russell 2000 Value Index Fund.10 Additionally, we slightly increased the fund's exposure to large-cap and international equities, and we reduced its exposure to small-cap equities. On the fixed-income side, we reduced exposure to global inflation-linked bonds.

Additionally, we continued to diversify within the fixed-income portion of the fund by increasing its allocation to emerging-market bonds and international developed-market bonds. We achieved this via investments in two ETFs: the iShares JPMorgan USD Emerging Markets Bond Fund and the SPDR Barclays Capital International Treasury Bond ETF.11,12

We believe DWS Balanced Fund, by virtue of its extensive diversification, continues to offer investors a compelling way to gain exposure to a wide range of asset classes within the global financial markets. We will continue to review asset allocation and manager allocation periodically, and we are always looking for opportunities to expand our asset coverage universe and increase diversification among managers and investment styles.

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

4 "Spread sectors" refers to all segments of the bond market other than government bonds. They are named as such because they are priced on the yield spread — or difference in yield — relative to Treasuries.

5 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

6 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

7 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

8 The global tactical asset allocation overlay strategy is designed to add value by taking advantage of short-term inefficiencies in the global equity, bond and currency markets. The iGAP strategy may use instruments including, but not limited to, futures, options and currency forwards.

9 A futures contract gives the holder the right to purchase the underlying security at a specific price on a specific date in the future. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

10 The iShares Russell 2000 Value Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the small- capitalization sector of the US equity market as represented by the Russell 2000® Value Index. The index represents approximate 50% of the Russell 2000® Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

11 The iShares JPMorgan USD Emerging Markets Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index.

12 The SPDR Barclays Capital International Treasury Bond ETF tracks the Barclays Global Treasury Ex-US Capped index. The international bond ETF invests at least 80% of securities that are in the underlying index as well as derivatives such as swaps and options. Some of the regions represented in the bond ETF are Japan, Germany, France, Italy and Greece.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/10	10/31/09

Common Stocks	52%	54%
Government & Agency Obligations	11%	13%
Cash Equivalents	11%	9%
Mortgage-Backed Securities Pass-Throughs	9%	9%
Corporate Bonds	8%	8%
Exchange-Traded Funds	7%	6%
Commercial Mortgage-Backed Securities	2%	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Senior Bank Loans and Preferred Securities)	10/31/10	10/31/09

Information Technology	15%	15%
Financials	14%	17%
Energy	13%	11%
Consumer Discretionary	12%	10%
Industrials	11%	10%
Health Care	10%	13%
Consumer Staples	10%	9%
Materials	6%	6%
Telecommunication Services	5%	5%
Utilities	4%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at October 31, 2010 (7.4% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	1.2%
2. Microsoft Corp. Developer of computer software	0.9%
3. ExxonMobil Corp. Explorer and producer of oil and gas	0.8%
4. Cisco Systems, Inc. Developer of computer network products	0.7%
5. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	0.7%
6. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	0.7%
7. Intel Corp. Designer, manufacturer and seller of computer components and related products	0.6%
8. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.6%
9. Oracle Corp. Provider of database management software	0.6%
10. Celgene Corp. A global biopharmaceutical company	0.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
	Shares	Value ($)

Common Stocks 53.8%
Consumer Discretionary 5.9%
Auto Components 0.6%
Autoliv, Inc.	17,800	1,269,140
BorgWarner, Inc.* (a)	87,868	4,930,274
Minth Group Ltd.	339,592	635,263
Nippon Seiki Co., Ltd.	24,664	249,797
S&T Dynamics Co., Ltd.	19,854	433,162
		7,517,636
Automobiles 0.3%
Bayerische Motoren Werke (BMW) AG	10,729	769,179
Daimler AG (Registered)*	12,088	797,966
Honda Motor Co., Ltd.	34,085	1,244,037
PT Astra International Tbk	91,989	586,671
		3,397,853
Distributors 0.4%
Genuine Parts Co.	104,349	4,994,143
Diversified Consumer Services 0.3%
H&R Block, Inc.	258,067	3,042,610
Hotels Restaurants & Leisure 1.1%
Carnival Corp. (Units)	89,532	3,865,096
Darden Restaurants, Inc.	53,100	2,427,201
Domino's Pizza UK & IRL PLC	39,775	310,828
Marriott International, Inc. "A" (a)	97,118	3,598,222
McDonald's Corp.	24,200	1,882,034
Paddy Power PLC	13,665	551,550
PartyGaming PLC*	65,246	263,354
REXLot Holdings Ltd.	4,861,473	451,574
Trump Entertainment Resorts, Inc.*	8	146
		13,350,005
Household Durables 0.1%
Advanced Digital Broadcast Holdings SA (Registered)	3,345	94,838
Jarden Corp.	7,276	233,268
Panasonic Corp.	84,580	1,243,422
		1,571,528
Internet & Catalog Retail 0.0%
Mecox Lane Ltd. (ADR)*	3,701	60,437
Leisure Equipment & Products 0.1%
Universal Entertainment Corp.* (a)	24,664	618,822
Media 0.7%
Aegis Group PLC	100,260	201,939
Charm Communications, Inc. (ADR)*	9,905	96,475
Dex One Corp.*	819	5,741
JC Decaux SA*	14,772	432,678
Scripps Networks Interactive "A" (a)	90,500	4,605,545
SuperMedia, Inc.*	154	1,013
Vertis Holdings, Inc.*	5,114	0
Vivendi	32,176	917,819
WPP PLC	114,100	1,327,333
		7,588,543
Multiline Retail 0.6%
Dollar General Corp.* (a)	46,800	1,319,292
Kohl's Corp.*	56,490	2,892,288
Nordstrom, Inc. (a)	62,100	2,391,471
PPR	3,812	624,993
		7,228,044
Specialty Retail 0.8%
Advance Auto Parts, Inc.	6,539	424,904
Aeropostale, Inc.*	16,486	401,929
Dick's Sporting Goods, Inc.* (a)	62,000	1,786,840
Guess?, Inc. (a)	9,579	372,815
Hennes & Mauritz AB "B"	7,432	261,914
hhgregg, Inc.* (a)	14,552	335,278
L'Occitane International SA*	96,756	287,100
Limited Brands, Inc. (a)	146,100	4,293,879
Nitori Holdings Co., Ltd.	5,407	475,725
Urban Outfitters, Inc.* (a)	12,526	385,425
		9,025,809
Textiles, Apparel & Luxury Goods 0.9%
Burberry Group PLC	16,862	275,322
Compagnie Financiere Richemont SA "A"	21,711	1,082,847
Deckers Outdoor Corp.* (a)	10,316	599,360
Evergreen International Holdings Ltd.*	106,000	62,906
LVMH Moet Hennessy Louis Vuitton SA	4,061	636,426
NIKE, Inc. "B"	58,500	4,764,240
VF Corp.	32,877	2,736,682
		10,157,783
Consumer Staples 5.5%
Beverages 0.9%
C&C Group PLC	119,294	552,891
Carlsberg AS "B"	5,623	614,972
Central European Distribution Corp.*	9,762	243,757
Diageo PLC	105,572	1,948,762
PepsiCo, Inc.	116,790	7,626,387
		10,986,769
Food & Staples Retailing 1.8%
Carrefour SA	19,266	1,039,863
CVS Caremark Corp.	122,414	3,687,110
Koninklijke Ahold NV	76,174	1,052,769
Kroger Co.	146,961	3,233,142
Metro AG	19,047	1,335,024
Seven & I Holdings Co., Ltd.	63,323	1,473,891
Sysco Corp.	91,700	2,701,482
Tesco PLC	123,382	843,888
Wal-Mart Stores, Inc.	46,300	2,508,071
Wesfarmers Ltd.	29,725	964,941
Woolworths Ltd.	68,010	1,888,654
		20,728,835
Food Products 1.1%
Darling International, Inc.*	27,170	271,972
Diamond Foods, Inc. (a)	10,868	480,366
General Mills, Inc.	61,416	2,305,557
Green Mountain Coffee Roasters, Inc.* (a)	12,434	410,198
Kellogg Co.	52,058	2,616,435
Mead Johnson Nutrition Co.	37,626	2,213,161
Nestle SA (Registered)	72,091	3,948,686
SunOpta, Inc.*	72,850	470,611
Unilever NV (CVA)	8,976	266,159
		12,983,145
Household Products 0.4%
Church & Dwight Co., Inc. (a)	25,600	1,685,760
Colgate-Palmolive Co.	30,540	2,355,245
Reckitt Benckiser Group PLC	10,995	615,039
		4,656,044
Personal Products 0.2%
Kao Corp.	70,879	1,799,500
Tobacco 1.1%
Altria Group, Inc.	210,370	5,347,605
British American Tobacco PLC	42,760	1,630,693
ITC Ltd.	157,145	601,343
Philip Morris International, Inc.	88,706	5,189,301
		12,768,942
Energy 6.8%
Energy Equipment & Services 2.0%
AMEC PLC	58,265	1,013,900
Cameron International Corp.*	6,171	269,981
Complete Production Services, Inc.*	9,886	231,629
Dresser-Rand Group, Inc.*	8,473	289,946
Ensco PLC (ADR)	78,938	3,657,987
Halliburton Co.	71,170	2,267,476
John Wood Group PLC	42,916	299,478
Lamprell PLC	70,815	381,261
National Oilwell Varco, Inc.	27,200	1,462,272
Noble Corp.	110,908	3,829,653
ProSafe SE	35,550	234,366
Saipem SpA	28,444	1,264,057
SBM Offshore NV	24,776	505,524
Schlumberger Ltd.	55,750	3,896,368
Tecnicas Reunidas SA	4,396	273,582
Transocean Ltd.*	50,642	3,208,677
		23,086,157
Oil, Gas & Consumable Fuels 4.8%
Alpha Natural Resources, Inc.* (a)	88,413	3,993,615
Anadarko Petroleum Corp.	61,300	3,774,241
Canadian Natural Resources Ltd.	81,629	2,977,010
Chevron Corp.	61,131	5,050,032
ConocoPhillips	62,639	3,720,756
EOG Resources, Inc.	30,700	2,938,604
ExxonMobil Corp.	132,444	8,803,553
Marathon Oil Corp.	144,618	5,144,062
Nexen, Inc.	121,873	2,594,676
Northern Oil & Gas, Inc.*	16,578	326,255
Occidental Petroleum Corp.	46,200	3,632,706
Royal Dutch Shell PLC "A"	128,261	4,163,818
Statoil ASA	28,164	615,063
Suncor Energy, Inc. (a)	150,993	4,833,286
Total SA	31,835	1,730,004
Ultra Petroleum Corp.*	9,118	375,206
Woodside Petroleum Ltd.	26,908	1,146,561
		55,819,448
Financials 5.8%
Capital Markets 1.0%
Affiliated Managers Group, Inc.*	2,948	252,378
Ashmore Group PLC	106,505	653,110
Charles Schwab Corp.	124,200	1,912,680
ICAP PLC	31,004	226,637
Jefferies Group, Inc. (a)	17,775	425,356
Lazard Ltd. "A"	5,894	217,488
Morgan Stanley	114,500	2,847,615
Partners Group Holding AG	2,948	539,241
T. Rowe Price Group, Inc. (a)	77,200	4,266,844
UOB-Kay Hian Holdings Ltd.	130,000	167,735
Waddell & Reed Financial, Inc. "A"	8,658	251,688
		11,760,772
Commercial Banks 1.7%
Australia & New Zealand Banking Group Ltd.	54,407	1,322,233
Banco Santander Brasil SA (Units)	42,615	604,525
Banco Santander SA	71,009	912,303
BNP Paribas	27,821	2,034,803
BOC Hong Kong (Holdings) Ltd.	188,505	589,743
Dah Sing Banking Group Ltd.	177,195	303,126
DnB NOR ASA	76,700	1,052,945
HSBC Holdings PLC	199,882	2,078,945
ICICI Bank Ltd.	23,611	618,696
Industrial & Commercial Bank of China Ltd. "H"	814,107	655,382
Lloyds Banking Group PLC*	869,190	960,160
National Australia Bank Ltd.	50,547	1,260,609
Oversea-Chinese Banking Corp., Ltd.	148,035	1,030,515
Prosperity Bancshares, Inc.	8,013	249,124
Sberbank	395,283	1,309,968
Societe Generale	17,842	1,068,418
Standard Chartered PLC	20,290	586,999
Sumitomo Mitsui Financial Group, Inc.	42,344	1,269,215
Swedbank AB "A"*	58,764	820,364
UniCredit SpA	169,327	441,409
Wing Hang Bank Ltd.	39,404	459,554
		19,629,036
Consumer Finance 0.1%
Cardtronics, Inc.*	22,380	379,341
Kiatnakin Bank PCL	328,700	435,818
Magma Fincorp Ltd.	104,395	176,479
		991,638
Diversified Financial Services 0.8%
Hellenic Exchanges SA	16,855	133,715
Hong Kong Exchanges & Clearing Ltd.	70,509	1,551,857
ING Groep NV (CVA)*	150,518	1,606,796
IntercontinentalExchange, Inc.*	14,200	1,631,154
JPMorgan Chase & Co.	90,686	3,412,514
Remgro Ltd.	39,453	612,099
		8,948,135
Insurance 2.1%
AIA Group Ltd.*	202,177	513,316
Allianz SE (Registered)	8,945	1,120,967
Assurant, Inc.	92,370	3,652,310
Fidelity National Financial, Inc. "A"	180,678	2,419,278
HCC Insurance Holdings, Inc.	89,174	2,361,328
Legal & General Group PLC	438,454	705,367
Lincoln National Corp.	163,215	3,995,503
MetLife, Inc.	106,293	4,286,797
PartnerRe Ltd.	61,980	4,916,254
Sampo Oyj "A"	17,678	495,283
		24,466,403
Real Estate Management & Development 0.1%
Cheung Kong (Holdings) Ltd.	18,115	276,472
K Wah International Holdings Ltd.	662,734	248,806
Kenedix, Inc.*	1,193	240,616
Midland Holdings Ltd.	650,726	654,819
		1,420,713
Health Care 5.8%
Biotechnology 1.1%
Amgen, Inc.*	50,800	2,905,252
Celgene Corp.* (a)	114,000	7,075,980
Gilead Sciences, Inc.* (a)	84,220	3,341,007
Metabolix, Inc.* (a)	13,907	194,142
		13,516,381
Health Care Equipment & Supplies 1.3%
Accuray, Inc.*	31,038	204,230
Baxter International, Inc.	87,583	4,457,975
Becton, Dickinson & Co.	39,949	3,016,948
Edwards Lifesciences Corp.*	38,900	2,486,099
NxStage Medical, Inc.* (a)	27,261	549,582
Thoratec Corp.* (a)	85,567	2,792,907
Zimmer Holdings, Inc.* (a)	36,300	1,722,072
		15,229,813
Health Care Providers & Services 1.4%
Diagnosticos da America	34,814	429,979
ExamWorks Group, Inc.*	8,650	147,050
Express Scripts, Inc.*	104,400	5,065,488
Fleury SA	17,775	229,989
Fresenius Medical Care AG & Co. KGaA	23,025	1,466,755
McKesson Corp.	97,550	6,436,349
WellPoint, Inc.*	46,788	2,542,460
		16,318,070
Health Care Technology 0.1%
M3, Inc. (a)	74	338,412
Merge Healthcare, Inc.*	48,498	161,983
SXC Health Solutions Corp.*	7,553	294,265
		794,660
Life Sciences Tools & Services 0.3%
ICON PLC (ADR)*	15,381	297,622
Life Technologies Corp.*	9,487	476,058
QIAGEN NV*	20,999	397,918
Thermo Fisher Scientific, Inc.*	50,175	2,579,998
		3,751,596
Pharmaceuticals 1.6%
Abbott Laboratories	25,100	1,288,132
AstraZeneca PLC	23,931	1,200,034
Flamel Technologies SA (ADR)* (a)	47,615	323,782
GlaxoSmithKline PLC	93,722	1,833,643
Merck & Co., Inc.	131,786	4,781,196
Novo Nordisk AS "B"	7,837	824,932
Questcor Pharmaceuticals, Inc.* (a)	36,085	442,763
Sanofi-Aventis	26,897	1,878,501
Takeda Pharmaceutical Co., Ltd.	24,784	1,161,124
Teva Pharmaceutical Industries Ltd. (ADR)	91,352	4,741,169
VIVUS, Inc.* (a)	26,214	202,896
		18,678,172
Industrials 6.4%
Aerospace & Defense 1.7%
BE Aerospace, Inc.*	13,815	507,839
Honeywell International, Inc.	39,083	1,841,200
Northrop Grumman Corp.	51,837	3,276,617
Raytheon Co.	53,344	2,458,092
Rockwell Collins, Inc.	37,300	2,257,023
TransDigm Group, Inc.*	38,600	2,558,022
United Technologies Corp.	97,464	7,287,383
		20,186,176
Airlines 0.1%
Cebu Air, Inc.*	82,690	239,305
Deutsche Lufthansa AG (Registered)*	13,997	299,521
Ryanair Holdings PLC (ADR) (a)	13,078	426,735
		965,561
Commercial Services & Supplies 0.4%
Babcock International Group PLC	56,124	521,596
EnerNOC, Inc.* (a)	8,658	260,346
Quad Graphics, Inc.*	177	7,914
Serco Group PLC	50,337	495,237
Stericycle, Inc.* (a)	39,563	2,838,250
		4,123,343
Construction & Engineering 0.2%
Aecom Technology Corp.*	14,367	380,582
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	15,657	394,713
Larsen & Toubro Ltd.	13,059	593,791
Shui On Construction & Materials Ltd.	208,688	255,770
Vinci SA	22,382	1,195,586
		2,820,442
Electrical Equipment 1.1%
ABB Ltd. (Registered)*	74,259	1,537,928
AMETEK, Inc. (a)	108,200	5,848,210
Nidec Corp.	5,306	524,863
Prysmian SpA	13,855	268,618
Roper Industries, Inc. (a)	63,800	4,429,634
		12,609,253
Industrial Conglomerates 0.3%
Keppel Corp., Ltd.	129,223	996,404
Koninklijke Philips Electronics NV	24,286	734,501
Siemens AG (Registered)	15,204	1,736,889
		3,467,794
Machinery 1.6%
Atlas Copco AB "A"	14,094	294,555
Austal Ltd.	101,434	243,431
Charter International PLC	18,608	220,046
Dover Corp.	77,639	4,122,631
EVA Precision Industrial Holdings Ltd.	849,928	707,245
FANUC Ltd.	14,033	2,031,620
Joy Global, Inc.	6,816	483,595
Komatsu Ltd.	45,039	1,103,727
Kubota Corp.	33,048	294,052
Mitsubishi Heavy Industries Ltd.	310,401	1,130,204
Navistar International Corp.*	54,200	2,611,356
Parker Hannifin Corp. (a)	60,700	4,646,585
Rational AG	2,026	452,858
Rotork PLC	14,128	379,187
		18,721,092
Marine 0.2%
A P Moller-Maersk AS "B"	154	1,336,481
Mitsui O.S.K Lines Ltd.	201,444	1,291,725
		2,628,206
Professional Services 0.1%
Brunel International NV	7,633	234,144
FTI Consulting, Inc.* (a)	11,789	418,038
Michael Page International PLC	59,965	452,753
		1,104,935
Road & Rail 0.5%
Norfolk Southern Corp.	89,800	5,521,802
Trading Companies & Distributors 0.2%
MISUMI Group, Inc.	22,482	481,937
Mitsubishi Corp.	52,502	1,262,475
		1,744,412
Transportation Infrastructure 0.0%
Koninklijke Vopak NV	11,288	564,640
Information Technology 9.1%
Communications Equipment 1.3%
Brocade Communications Systems, Inc.*	301,761	1,907,130
Cisco Systems, Inc.*	383,430	8,753,707
Harris Corp.	7,092	320,487
QUALCOMM, Inc.	93,170	4,204,762
Sycamore Networks, Inc.	9,671	294,869
		15,480,955
Computers & Peripherals 2.4%
Apple, Inc.*	45,480	13,683,567
EMC Corp.*	228,290	4,796,373
Hewlett-Packard Co.	195,847	8,237,325
Toshiba Corp.	126,437	633,206
		27,350,471
Electronic Equipment, Instruments & Components 0.1%
Itron, Inc.* (a)	8,565	520,495
Kingboard Chemical Holdings Ltd.	86,796	421,033
Venture Corp., Ltd.	63,440	444,075
		1,385,603
Internet Software & Services 0.9%
Akamai Technologies, Inc.*	61,500	3,177,705
Google, Inc. "A"*	9,590	5,878,574
Internet Initiative Japan, Inc.	127	273,823
Kakaku.com, Inc.	65	314,216
Meetic	6,655	198,679
NIC, Inc. (a)	32,050	278,194
United Internet AG (Registered)	24,406	437,342
		10,558,533
IT Services 0.9%
Accenture PLC "A"	41,140	1,839,369
Automatic Data Processing, Inc.	61,261	2,721,214
hiSoft Technology International Ltd. (ADR)* (a)	17,237	458,504
iGATE Corp. (a)	19,802	404,753
Infosys Technologies Ltd.	8,730	583,058
International Business Machines Corp.	21,640	3,107,504
Telvent GIT SA* (a)	11,973	303,755
Visa, Inc. "A"	13,500	1,055,295
		10,473,452
Office Electronics 0.2%
Canon, Inc.	53,272	2,462,680
Semiconductors & Semiconductor Equipment 0.8%
ARM Holdings PLC	86,916	505,968
FSI International, Inc.* (a)	59,864	161,034
Intel Corp.	367,093	7,367,556
Lam Research Corp.*	6,079	278,357
Taiwan Semiconductor Manufacturing Co., Ltd.	308,000	631,661
		8,944,576
Software 2.5%
Adobe Systems, Inc.*	43,800	1,232,970
Check Point Software Technologies Ltd.* (a)	53,300	2,278,575
Concur Technologies, Inc.* (a)	65,800	3,396,596
Microsoft Corp.	406,168	10,820,315
Norkom Group PLC*	98,462	118,539
Oracle Corp.	242,600	7,132,440
Rovi Corp.*	7,000	354,550
SAP AG	12,105	631,285
Solera Holdings, Inc.	60,600	2,911,830
TiVo, Inc.* (a)	23,118	257,535
VanceInfo Technologies, Inc. (ADR)* (a)	13,664	496,960
		29,631,595
Materials 3.4%
Chemicals 1.5%
Air Liquide SA	3,922	507,326
Air Products & Chemicals, Inc.	53,910	4,580,733
BASF SE	9,177	667,749
Givaudan SA (Registered)	583	600,744
Johnson Matthey PLC	9,549	292,858
Linde AG	1,978	284,796
Praxair, Inc.	37,290	3,406,068
Shin-Etsu Chemical Co., Ltd.	31,543	1,597,337
STR Holdings, Inc.* (a)	9,866	245,170
The Mosaic Co.	79,600	5,823,536
		18,006,317
Construction Materials 0.1%
China National Building Material Co., Ltd. "H"	254,353	620,849
Containers & Packaging 0.7%
FP Corp.	969	53,526
Owens-Illinois, Inc.*	131,400	3,683,142
Sonoco Products Co.	124,276	4,163,246
		7,899,914
Metals & Mining 1.0%
BHP Billiton Ltd.	53,490	2,196,446
Cliffs Natural Resources, Inc.	5,619	366,359
Freeport-McMoRan Copper & Gold, Inc.	55,400	5,245,272
Lynas Corp., Ltd.*	340,030	487,957
Newcrest Mining Ltd.	11,130	435,659
Northam Platinum Ltd.	33,848	234,109
Randgold Resources Ltd. (ADR) (a)	3,869	363,376
Rio Tinto PLC	26,264	1,698,516
Thompson Creek Metals Co., Inc.*	21,368	257,271
Xstrata PLC	60,598	1,174,416
		12,459,381
Paper & Forest Products 0.1%
Schweitzer-Mauduit International, Inc.	10,971	704,119
Telecommunication Services 2.7%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	195,107	5,560,550
BCE, Inc.	57,292	1,919,855
CenturyLink, Inc. (a)	154,410	6,389,486
Koninklijke (Royal) KPN NV	83,119	1,388,220
Telefonica SA	45,165	1,219,497
TeliaSonera AB	32,997	275,401
Verizon Communications, Inc.	101,030	3,280,444
		20,033,453
Wireless Telecommunication Services 1.0%
America Movil SAB de CV "L"	225,600	646,581
American Tower Corp. "A"*	56,200	2,900,482
NTT DoCoMo, Inc.	1,088	1,832,037
Vodafone Group PLC	947,852	2,579,667
Vodafone Group PLC (ADR)	140,990	3,878,635
		11,837,402
Utilities 2.4%
Electric Utilities 1.8%
Allegheny Energy, Inc.	119,096	2,763,027
American Electric Power Co., Inc.	89,207	3,339,910
Duke Energy Corp.	155,975	2,840,305
Entergy Corp.	42,486	3,166,482
Exelon Corp.	37,048	1,512,299
FirstEnergy Corp. (a)	79,364	2,882,500
Hongkong Electric Holdings Ltd.	164,054	1,038,136
Southern Co.	79,696	3,018,088
		20,560,747
Multi-Utilities 0.6%
GDF Suez	51,372	2,050,607
PG&E Corp.	105,495	5,044,771
		7,095,378
Total Common Stocks (Cost $518,820,666)		626,850,523

Preferred Stocks 0.2%
Energy 0.1%
Petroleo Brasileiro SA	38,177	580,413
Ultrapar Participacoes SA	10,000	607,540
		1,187,953
Financials 0.0%
Itau Unibanco Holding SA (Preferred)	24,600	600,423
Information Technology 0.0%
Samsung Electronics Co., Ltd.	1,186	582,855
Materials 0.1%
Vale SA "A"	21,757	611,008
Total Preferred Stocks (Cost $3,022,133)		2,982,239

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	207	6
Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	12,800	7,332
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	506	0
Total Warrants (Cost $90,209)		7,338

		Principal Amount ($) (b)	Value ($)

Corporate Bonds 7.9%
Consumer Discretionary 1.1%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		135,000	136,350
8.75%, 6/1/2019		120,000	128,550
American Achievement Corp., 144A, 8.25%, 4/1/2012		45,000	45,000
Ameristar Casinos, Inc., 9.25%, 6/1/2014		75,000	81,188
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		105,000	102,900
8.0%, 3/15/2014		50,000	50,750
Avis Budget Car Rental LLC, 144A, 8.25%, 1/15/2019		65,000	65,650
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		75,000	12,750
Carrols Corp., 9.0%, 1/15/2013		45,000	45,450
CBS Corp., 5.9%, 10/15/2040		1,020,000	987,930
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		15,000	16,200
Series B, 9.25%, 12/15/2017		20,000	21,850
DineEquity, Inc., 144A, 9.5%, 10/30/2018		35,000	37,275
DirecTV Holdings LLC:
6.0%, 8/15/2040		1,970,000	2,006,471
6.35%, 3/15/2040		196,000	209,165
Discovery Communications LLC, 5.05%, 6/1/2020		1,700,000	1,872,091
DISH DBS Corp.:
6.625%, 10/1/2014		130,000	137,637
7.125%, 2/1/2016		95,000	100,700
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		100,000	287
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		45,000	51,525
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		90,000	91,800
Home Depot, Inc.:
5.4%, 9/15/2040		475,000	462,597
5.875%, 12/16/2036		180,000	186,990
McDonald's Corp., Series I, 5.35%, 3/1/2018		120,000	140,579
Mediacom Broadband LLC, 8.5%, 10/15/2015		50,000	52,250
MGM Resorts International:
10.375%, 5/15/2014		65,000	73,125
11.125%, 11/15/2017		85,000	97,750
NBC Universal, Inc., 144A, 5.95%, 4/1/2041		900,000	919,140
News America, Inc., 6.65%, 11/15/2037		80,000	88,993
Norcraft Holdings LP, 9.75%, 9/1/2012		114,000	112,717
Penske Automotive Group, Inc., 7.75%, 12/15/2016		180,000	181,800
Sabre Holdings Corp., 8.35%, 3/15/2016		80,000	84,000
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		25,000	24,938
Staples, Inc., 9.75%, 1/15/2014		160,000	198,186
TCI Communications, Inc., 8.75%, 8/1/2015		638,000	811,846
Time Warner, Inc.:
5.875%, 11/15/2016		540,000	633,482
6.2%, 3/15/2040		675,000	727,144
7.625%, 4/15/2031		675,000	821,666
Travelport LLC, 4.922%***, 9/1/2014		70,000	66,150
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		235,000	246,162
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		132,399	41,044
Young Broadcasting, Inc., 8.75%, 1/15/2014**		430,000	4
Yum! Brands, Inc.:
3.875%, 11/1/2020 (a)		775,000	775,223
5.3%, 9/15/2019		225,000	250,552
			13,197,857
Consumer Staples 0.8%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		1,750,000	2,263,023
Coca-Cola Co., 5.35%, 11/15/2017		120,000	140,899
CVS Caremark Corp.:
5.75%, 6/1/2017		80,000	92,286
6.125%, 9/15/2039		925,000	996,822
6.25%, 6/1/2027		1,200,000	1,335,944
General Nutrition Centers, Inc., 5.75%***, 3/15/2014 (PIK)		55,000	54,519
Kraft Foods, Inc., 5.375%, 2/10/2020		2,510,000	2,812,116
Kroger Co.:
5.4%, 7/15/2040		410,000	406,963
7.5%, 1/15/2014		80,000	94,719
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		526,750	500,413
PepsiCo, Inc., 4.5%, 1/15/2020		160,000	175,864
Procter & Gamble Co., 4.95%, 8/15/2014		160,000	182,466
Reynolds American, Inc., 7.25%, 6/15/2037		120,000	124,923
Safeway, Inc., 6.25%, 3/15/2014		120,000	137,097
SUPERVALU, Inc., 8.0%, 5/1/2016		35,000	35,569
			9,353,623
Energy 1.0%
Atlas Energy Operating Co., LLC, 10.75%, 2/1/2018		185,000	208,125
Belden & Blake Corp., 8.75%, 7/15/2012		416,000	399,360
BreitBurn Energy Partners LP, 144A, 8.625%, 10/15/2020		25,000	25,250
Bristow Group, Inc., 7.5%, 9/15/2017		95,000	98,563
Canadian Natural Resources Ltd., 5.7%, 5/15/2017		120,000	139,138
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013		120,000	138,192
Chaparral Energy, Inc., 8.5%, 12/1/2015		120,000	119,700
Chesapeake Energy Corp., 6.875%, 11/15/2020		25,000	26,625
Conoco, Inc., 6.95%, 4/15/2029		200,000	249,974
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		850,000	1,125,683
El Paso Corp., 7.25%, 6/1/2018		90,000	99,859
Encana Corp., 6.3%, 11/1/2011		120,000	126,292
Enterprise Products Operating LLC:
Series G, 5.6%, 10/15/2014		120,000	135,536
6.125%, 10/15/2039		860,000	908,960
Halliburton Co., 7.45%, 9/15/2039		200,000	254,350
Kinder Morgan Energy Partners LP:
6.5%, 9/1/2039		300,000	318,278
7.3%, 8/15/2033		1,260,000	1,436,167
Linn Energy LLC, 11.75%, 5/15/2017		120,000	139,200
Newfield Exploration Co., 7.125%, 5/15/2018		135,000	144,450
ONEOK Partners LP, 6.15%, 10/1/2016		804,000	940,128
OPTI Canada, Inc.:
7.875%, 12/15/2014		125,000	93,750
8.25%, 12/15/2014		45,000	34,088
Petro-Canada, 4.0%, 7/15/2013		160,000	170,529
Petrohawk Energy Corp., 7.875%, 6/1/2015		50,000	53,000
Plains All American Pipeline LP, 8.75%, 5/1/2019		2,000,000	2,553,848
Plains Exploration & Production Co., 7.0%, 3/15/2017		65,000	67,275
Regency Energy Partners LP, 9.375%, 6/1/2016		125,000	140,000
Stone Energy Corp., 6.75%, 12/15/2014		95,000	89,538
Valero Energy Corp., 9.375%, 3/15/2019		80,000	102,528
Weatherford International Ltd., 5.125%, 9/15/2020		1,300,000	1,360,949
Williams Partners LP, 5.25%, 3/15/2020		120,000	131,087
XTO Energy, Inc., 4.9%, 2/1/2014		120,000	134,945
			11,965,367
Financials 2.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		75,000	69,000
Ally Financial, Inc., 144A, 7.5%, 9/15/2020		230,000	248,400
American Express Co., 7.0%, 3/19/2018		1,571,000	1,887,007
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		111,800	67,080
Asian Development Bank:
2.625%, 2/9/2015		200,000	211,629
5.82%, 6/16/2028		160,000	186,631
Bank of America Corp., Series L, 7.625%, 6/1/2019		1,670,000	1,955,001
Bank of New York Mellon Corp., Series G, 4.5%, 4/1/2013		120,000	130,077
Bear Stearns Companies LLC, 7.25%, 2/1/2018		120,000	146,423
Berkshire Hathaway Finance Corp., 5.75%, 1/15/2040		120,000	125,685
BHP Billiton Finance USA Ltd., 5.25%, 12/15/2015		120,000	138,034
Blue Acquisition Sub, Inc., 144A, 9.875%, 10/15/2018		60,000	64,650
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		45,000	11,700
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		105,000	113,663
Capital One Financial Corp., 5.5%, 6/1/2015		120,000	135,045
Caterpillar Financial Services Corp., 7.15%, 2/15/2019		120,000	154,186
CIT Group, Inc., 7.0%, 5/1/2015		244,645	244,339
Citigroup, Inc.:
5.125%, 5/5/2014		200,000	215,529
5.375%, 8/9/2020		1,750,000	1,841,821
6.0%, 10/31/2033		120,000	115,515
Council of Europe Development Bank, 2.75%, 2/10/2015		160,000	169,384
Covidien International Finance SA, 4.2%, 6/15/2020		1,220,000	1,291,846
Credit Suisse (USA), Inc., 4.875%, 1/15/2015		160,000	178,092
Deutsche Telekom International Finance BV, 6.75%, 8/20/2018		200,000	248,421
Diageo Capital PLC, 5.75%, 10/23/2017		120,000	141,831
Duke Realty LP, (REIT), 7.375%, 2/15/2015		80,000	91,860
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		60,000	64,950
FCE Bank PLC, 9.375%, 1/17/2014	EUR	100,000	157,621
Fifth Third Bancorp., 5.45%, 1/15/2017		1,573,000	1,670,200
Ford Motor Credit Co., LLC, 9.875%, 8/10/2011		285,000	302,095
General Electric Capital Corp.:
4.8%, 5/1/2013		160,000	173,115
Series A, 5.25%, 10/19/2012		1,750,000	1,889,345
Series A, 5.625%, 5/1/2018		160,000	178,801
GlaxoSmithKline Capital, Inc., 5.65%, 5/15/2018		120,000	142,106
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		570,000	503,127
Inter-American Development Bank:
3.25%, 11/15/2011		120,000	123,522
3.875%, 9/17/2019		120,000	133,008
iPayment, Inc., 9.75%, 5/15/2014		80,000	75,600
John Deere Capital Corp., Series D, 4.5%, 4/3/2013		120,000	130,144
JPMorgan Chase & Co., 6.0%, 1/15/2018		120,000	136,978
KeyBank NA, 5.7%, 11/1/2017		950,000	1,006,923
Lincoln National Corp., 8.75%, 7/1/2019		910,000	1,173,409
Merrill Lynch & Co., Inc.:
6.22%, 9/15/2026		200,000	199,902
6.875%, 11/15/2018		120,000	132,645
MetLife, Inc.:
5.7%, 6/15/2035		120,000	125,217
6.75%, 6/1/2016		405,000	485,358
7.717%, 2/15/2019		750,000	955,438
Morgan Stanley:
5.3%, 3/1/2013		120,000	129,513
5.45%, 1/9/2017		120,000	127,421
Series F, 6.625%, 4/1/2018		900,000	1,010,908
7.3%, 5/13/2019		450,000	519,011
National Money Mart Co., 10.375%, 12/15/2016		115,000	125,350
Navios Maritime Acquisition Corp., 144A, 8.625%, 11/1/2017		10,000	10,100
Nielsen Finance LLC, 144A, 7.75%, 10/15/2018		15,000	15,544
Nordic Investment Bank:
Series D, 2.375%, 12/15/2011		160,000	163,539
5.0%, 2/1/2017		160,000	187,631
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015		105,000	110,644
PNC Bank NA, 6.875%, 4/1/2018		1,300,000	1,526,832
PNC Funding Corp., 6.7%, 6/10/2019		120,000	142,804
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		470,000	515,377
6.2%, 1/15/2015		390,000	442,960
7.375%, 6/15/2019		115,000	139,388
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		17,000	17,701
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		125,000	130,312
144A, 9.0%, 4/15/2019		100,000	103,875
Rio Tinto Finance (USA) Ltd., 9.0%, 5/1/2019		80,000	112,639
Santander US Debt SA Unipersonal, 144A, 2.991%, 10/7/2013		1,500,000	1,507,854
Shell International Finance BV, 4.375%, 3/25/2020		120,000	132,034
Telecom Italia Capital SA, 5.25%, 11/15/2013		960,000	1,043,892
The Goldman Sachs Group, Inc.:
5.95%, 1/18/2018		120,000	133,355
6.15%, 4/1/2018		1,500,000	1,679,626
6.75%, 10/1/2037		200,000	209,974
Travelers Companies, Inc., 5.35%, 11/1/2040		495,000	499,440
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		235,000	517
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		134,303	133,967
Vale Overseas Ltd., 6.875%, 11/21/2036		120,000	136,743
Verizon Wireless Capital LLC, 8.5%, 11/15/2018		120,000	164,288
Wells Fargo & Co., 5.625%, 12/11/2017		200,000	226,084
WMG Acquisition Corp., 9.5%, 6/15/2016		70,000	75,425
			31,417,101
Health Care 0.5%
Abbott Laboratories, 5.875%, 5/15/2016		120,000	144,683
Aetna, Inc., 6.5%, 9/15/2018		80,000	94,722
AstraZeneca PLC, 5.4%, 9/15/2012		120,000	130,680
Community Health Systems, Inc., 8.875%, 7/15/2015		425,000	454,750
DaVita, Inc.:
6.375%, 11/1/2018		10,000	10,225
6.625%, 11/1/2020		10,000	10,288
Express Scripts, Inc.:
6.25%, 6/15/2014		930,000	1,071,959
7.25%, 6/15/2019		960,000	1,198,174
HCA, Inc.:
8.5%, 4/15/2019		150,000	168,750
9.125%, 11/15/2014		115,000	120,534
9.625%, 11/15/2016 (PIK)		131,000	142,463
IASIS Healthcare LLC, 8.75%, 6/15/2014		95,000	97,256
Medco Health Solutions, Inc., 7.125%, 3/15/2018		1,499,000	1,841,919
Merck & Co., Inc., 4.0%, 6/30/2015		120,000	133,181
The Cooper Companies, Inc., 7.125%, 2/15/2015		150,000	155,625
WellPoint, Inc., 5.25%, 1/15/2016		120,000	136,301
Wyeth, 5.95%, 4/1/2037		120,000	137,378
			6,048,888
Industrials 0.3%
Actuant Corp., 6.875%, 6/15/2017		60,000	61,275
ARAMARK Corp., 8.5%, 2/1/2015		30,000	31,500
BE Aerospace, Inc., 8.5%, 7/1/2018		160,000	179,200
Belden, Inc., 7.0%, 3/15/2017		75,000	76,125
Boeing Co., 4.875%, 2/15/2020		120,000	136,028
Burlington Northern Santa Fe LLC, 5.75%, 3/15/2018		120,000	139,205
Cenveo Corp., 144A, 10.5%, 8/15/2016		25,000	25,781
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		188,760	130,129
Corrections Corp. of America, 7.75%, 6/1/2017		30,000	32,625
CSX Corp.:
6.15%, 5/1/2037		650,000	705,697
6.25%, 3/15/2018		710,000	841,077
Esco Corp., 144A, 4.167%***, 12/15/2013		50,000	48,125
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		60,000	60,750
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		90,000	86,400
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/2014		65,000	67,925
Manitowoc Co., Inc., 8.5%, 11/1/2020		25,000	26,094
Mobile Mini, Inc., 9.75%, 8/1/2014		90,000	94,500
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		115,000	119,312
Owens Corning, Inc., 9.0%, 6/15/2019		40,000	48,489
Raytheon Co., 3.125%, 10/15/2020		730,000	716,195
TransDigm, Inc., 7.75%, 7/15/2014		45,000	46,238
United Rentals North America, Inc., 10.875%, 6/15/2016		130,000	148,200
			3,820,870
Information Technology 0.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		105,000	87,675
Computer Sciences Corp., 6.5%, 3/15/2018		120,000	136,303
eBay, Inc., 1.625%, 10/15/2015		2,000,000	1,990,082
Hewlett-Packard Co., 5.5%, 3/1/2018		120,000	141,069
International Business Machines Corp., 4.75%, 11/29/2012		160,000	173,786
MasTec, Inc., 7.625%, 2/1/2017		105,000	104,738
Oracle Corp., 144A, 5.375%, 7/15/2040		200,000	208,982
SunGard Data Systems, Inc., 10.25%, 8/15/2015		255,000	268,706
Vangent, Inc., 9.625%, 2/15/2015		80,000	72,900
			3,184,241
Materials 0.3%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		45,000	33,975
Clondalkin Acquisition BV, 144A, 2.292%***, 12/15/2013		90,000	81,563
CPG International I, Inc., 10.5%, 7/1/2013		195,000	199,875
Crown Americas LLC, 7.625%, 5/15/2017		30,000	32,700
Domtar Corp., 10.75%, 6/1/2017		70,000	87,762
Dow Chemical Co.:
5.7%, 5/15/2018		80,000	87,415
8.55%, 5/15/2019		75,000	96,325
E.I. du Pont de Nemours & Co., 5.25%, 12/15/2016		120,000	140,945
Exopack Holding Corp., 11.25%, 2/1/2014		255,000	265,200
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		622,934	566,870
10.0%, 3/31/2015		613,760	558,522
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017		50,000	53,750
Graphic Packaging International, Inc., 9.5%, 6/15/2017		85,000	93,712
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		40,000	36,600
NewMarket Corp., 7.125%, 12/15/2016		195,000	198,900
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		160,000	174,400
Radnor Holdings Corp., 11.0%, 3/15/2010**		120,000	12
Silgan Holdings, Inc., 7.25%, 8/15/2016		80,000	85,300
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		95,000	100,225
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		145,533	77,678
			2,971,729
Telecommunication Services 0.5%
American Tower Corp.:
5.05%, 9/1/2020		1,350,000	1,409,416
7.25%, 5/15/2019		650,000	778,375
AT&T Mobility LLC, 6.5%, 12/15/2011		1,125,000	1,197,597
AT&T, Inc.:
4.95%, 1/15/2013		120,000	130,334
5.5%, 2/1/2018		120,000	139,703
Cincinnati Bell, Inc., 8.375%, 10/15/2020		80,000	80,000
Cricket Communications, Inc.:
9.375%, 11/1/2014 (a)		160,000	167,600
10.0%, 7/15/2015 (a)		155,000	169,725
Crown Castle Towers LLC, 144A, 4.883%, 8/15/2020		400,000	407,504
ERC Ireland Preferred Equity Ltd., 144A, 7.899%***, 2/15/2017 (PIK)	EUR	262,801	46,856
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		48,802	15,434
Intelsat Corp., 9.25%, 6/15/2016		415,000	444,050
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/2015		190,000	196,650
iPCS, Inc., 2.591%***, 5/1/2013		35,000	33,775
Telesat Canada, 11.0%, 11/1/2015		245,000	275,013
Verizon Global Funding Corp., 7.75%, 12/1/2030		80,000	101,175
Vodafone Group PLC, 6.15%, 2/27/2037		120,000	136,667
West Corp., 144A, 8.625%, 10/1/2018		10,000	10,375
Windstream Corp.:
7.0%, 3/15/2019		90,000	91,013
7.875%, 11/1/2017		90,000	98,325
8.625%, 8/1/2016		15,000	15,938
			5,945,525
Utilities 0.4%
AES Corp.:
8.0%, 10/15/2017		110,000	121,000
8.0%, 6/1/2020		95,000	106,638
DTE Energy Co., 7.625%, 5/15/2014		305,000	362,644
Entergy Louisiana LLC, 5.4%, 11/1/2024		120,000	135,611
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		838,000	843,492
Korea Gas Corp., 144A, 4.25%, 11/2/2020 (c)		190,000	189,023
MidAmerican Energy Holdings Co., 6.125%, 4/1/2036		120,000	133,782
Mirant North America LLC, 7.375%, 12/31/2013		60,000	61,575
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/2014		120,000	133,638
NRG Energy, Inc.:
7.25%, 2/1/2014		180,000	184,275
7.375%, 2/1/2016		165,000	171,806
7.375%, 1/15/2017		260,000	271,050
NV Energy, Inc.:
6.75%, 8/15/2017		80,000	83,276
8.625%, 3/15/2014		31,000	31,930
Oncor Electric Delivery Co., 144A, 5.25%, 9/30/2040		200,000	194,494
San Diego Gas & Electric Co., 6.0%, 6/1/2026		200,000	243,060
Sempra Energy, 6.5%, 6/1/2016		625,000	753,956
			4,021,250
Total Corporate Bonds (Cost $87,664,135)			91,926,451

Asset-Backed 0.3%
Automobile Receivables 0.2%
Carmax Auto Owner Trust, "A4", Series 2009-2, 2.82%, 12/15/2014		100,000	104,466
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		1,517,000	1,593,180
			1,697,646
Credit Card Receivables 0.1%
Citibank Credit Card Issuance Trust, "A5", Series 2005-A5, 4.55%, 6/20/2017		240,000	268,377
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.356%***, 5/16/2016		1,300,000	1,317,106
			1,585,483
Total Asset-Backed (Cost $3,210,020)			3,283,129

Mortgage-Backed Securities Pass-Throughs 8.9%
Federal Home Loan Bank, 6.0%, 11/1/2021		555,005	617,822
Federal Home Loan Mortgage Corp.:
3.5%, 10/1/2024 (c)		1,000,000	1,034,453
4.0%, 8/1/2039		5,193,384	5,351,012
5.0%, 9/1/2036 (c)		2,000,000	2,120,938
Federal National Mortgage Association:
3.5%, 4/1/2025 (c)		8,750,000	9,054,883
3.579%***, 8/1/2037		592,381	619,406
4.0%, with various maturities from 10/1/2023 until 9/1/2040 (c)		24,144,366	24,958,884
4.5%, 11/1/2038 (c)		4,000,000	4,198,438
5.0%, 8/1/2040		6,170,115	6,550,686
5.5%, with various maturities from 4/1/2035 until 4/1/2038 (c)		18,874,832	20,321,655
6.0%, with various maturities from 10/1/2035 until 8/1/2037 (c)		10,305,570	11,238,222
6.5%, with various maturities from 4/1/2017 until 10/1/2034 (c)		3,265,941	3,601,816
8.0%, 9/1/2015		304,208	331,028
Government National Mortgage Association:
4.0%, 2/1/2040 (c)		1,000,000	1,039,531
4.5%, 6/1/2039 (c)		2,700,000	2,863,055
5.0%, 5/1/2038 (c)		4,700,000	5,046,625
5.5%, with various maturities from 5/1/2036 until 12/15/2039 (c)		3,891,839	4,230,327
6.5%, 8/20/2034		226,554	254,812
Total Mortgage-Backed Securities Pass-Throughs (Cost $101,249,202)			103,433,593

Commercial Mortgage-Backed Securities 1.7%
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-4, 5.741%***, 2/10/2051		2,000,000	2,144,868
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050		1,350,000	1,447,743
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2006-CD2, 5.348%***, 1/15/2046		2,300,000	2,487,251
Greenwich Capital Commercial Funding Corp.:
"AAB", Series 2007-GG9, 5.441%, 3/10/2039		600,000	656,875
"A4", Series 2007-GG11, 5.736%, 12/10/2049		1,000,000	1,055,033
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2006-LDP7, 5.872%***, 4/15/2045		2,300,000	2,551,871
LB-UBS Commercial Mortgage Trust:
"A4", Series 2006-C1, 5.156%, 2/15/2031		2,570,000	2,798,379
"A3", Series 2006-C7, 5.347%, 11/15/2038		3,750,000	4,019,427
"A4", Series 2007-C6, 5.858%, 7/15/2040		1,800,000	1,913,972
Total Commercial Mortgage-Backed Securities (Cost $17,438,746)			19,075,419

Collateralized Mortgage Obligations 0.3%
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.805%***, 2/25/2048		2,342,680	2,347,207
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.706%***, 10/7/2020		1,400,000	1,400,000
Total Collateralized Mortgage Obligations (Cost $3,747,268)			3,747,207

Government & Agency Obligations 11.5%
Other Government Related (d) 0.1%
Citigroup Funding, Inc., FDIC Guaranteed, 2.0%, 3/30/2012		200,000	204,432
European Investment Bank, 4.25%, 7/15/2013		160,000	175,241
Kreditanstalt fuer Wiederaufbau, 3.5%, 5/16/2013		120,000	128,579
Private Export Funding Corp., 2.25%, 12/15/2017		110,000	108,895
Svensk Exportkredit AB, 3.25%, 9/16/2014		160,000	171,905
			789,052
Sovereign Bonds 2.7%
Export Development Canada, 1.25%, 10/27/2015		230,000	229,204
Federal Republic of Germany, 2.25%, 4/15/2013	EUR	800,164	1,178,362
Government of Canada, 4.0%, 12/1/2031	CAD	1,021,672	1,566,266
Government of France:
1.0%, 7/25/2017	EUR	949,520	1,366,289
2.25%, 7/25/2020	EUR	1,926,516	2,994,503
3.15%, 7/25/2032	EUR	2,055,900	3,864,323
Government of Japan, Series 9, 1.1%, 9/10/2016	JPY	157,251,000	1,943,409
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	9,500,000	1,931,773
Province of Ontario, Canada:
3.5%, 7/15/2013		120,000	128,693
5.125%, 7/17/2012		120,000	129,332
Republic of Finland, 144A, 1.25%, 10/19/2015		200,000	199,819
Republic of Italy, 2.1%, 9/15/2017	EUR	580,871	824,682
Republic of Peru, 6.55%, 3/14/2037		120,000	147,300
Republic of Poland, 6.375%, 7/15/2019		545,000	658,611
State of Qatar, 144A, 6.4%, 1/20/2040		350,000	404,250
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	1,581,622	2,740,302
1.875%, 11/22/2022	GBP	2,019,238	3,728,040
2.0%, 1/26/2035	GBP	847,000	2,203,156
2.5%, 8/16/2013	GBP	450,000	2,008,384
2.5%, 7/26/2016	GBP	423,000	2,141,173
2.5%, 4/16/2020	GBP	341,000	1,750,704
United Mexican States, 5.95%, 3/19/2019		120,000	142,260
			32,280,835
US Government Sponsored Agencies 0.4%
Federal Farm Credit Bank, 2.125%, 6/18/2012		200,000	205,670
Federal Home Loan Bank:
1.125%, 5/18/2012		160,000	161,896
2.25%, 4/13/2012		240,000	246,608
5.0%, 11/17/2017		120,000	143,319
5.375%, 5/18/2016		120,000	143,969
Federal Home Loan Mortgage Corp.:
0.375%, 11/30/2012		200,000	199,718
1.125%, 12/15/2011		240,000	242,202
1.625%, 4/15/2013		160,000	164,229
4.75%, 11/17/2015		160,000	185,793
4.75%, 1/19/2016		200,000	232,367
4.875%, 6/13/2018		200,000	236,488
5.125%, 7/15/2012		120,000	129,607
5.125%, 11/17/2017		200,000	239,414
5.25%, 4/18/2016		240,000	285,787
5.75%, 1/15/2012		200,000	212,865
6.25%, 7/15/2032		120,000	156,635
Federal National Mortgage Association:
0.875%, 1/12/2012		240,000	241,491
1.5%, 6/26/2013		200,000	204,898
4.875%, 5/18/2012		200,000	213,925
4.875%, 12/15/2016		120,000	141,018
6.625%, 11/15/2030		160,000	214,048
Tennessee Valley Authority, 5.5%, 6/15/2038		120,000	139,974
			4,341,921
US Treasury Obligations 8.3%
US Treasury Bill, 0.185%****, 3/17/2011 (e)		582,000	581,703
US Treasury Bonds:
4.375%, 5/15/2040		1,000,000	1,065,160
4.75%, 2/15/2037 (a)		7,000,000	7,959,217
5.375%, 2/15/2031 (a)		6,000,000	7,455,000
6.125%, 8/15/2029		285,000	384,349
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025		3,022,693	3,604,326
3.625%, 4/15/2028		3,205,561	4,455,980
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		673,392	742,888
2.375%, 1/15/2017		2,760,375	3,163,219
2.5%, 7/15/2016		1,832,227	2,109,209
3.375%, 1/15/2012		2,090,031	2,188,164
US Treasury Notes:
0.75%, 11/30/2011		200,000	201,047
0.75%, 5/31/2012		1,700,000	1,711,696
0.875%, 2/29/2012		200,000	201,602
1.0%, 3/31/2012		1,400,000	1,414,378
1.375%, 2/15/2013		2,500,000	2,555,272
1.375%, 5/15/2013		2,500,000	2,559,950
1.75%, 1/31/2014		10,000,000	10,371,880
2.125%, 5/31/2015		1,500,000	1,572,075
2.25%, 1/31/2015		1,200,000	1,265,626
2.625%, 8/15/2020		620,000	620,581
3.125%, 1/31/2017		1,000,000	1,086,719
3.125%, 5/15/2019		7,000,000	7,423,283
3.25%, 12/31/2016		1,000,000	1,094,766
3.625%, 2/15/2020		8,000,000	8,734,376
4.5%, 11/15/2015 (a)		19,000,000	22,136,482
			96,658,948
Total Government & Agency Obligations (Cost $123,958,834)			134,070,756

Loan Participations and Assignments 0.0%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010**		233,333	0
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.255%, 3/26/2014		49,161	41,741
Letter of Credit, 2.289%, 3/26/2014		2,939	2,495
IASIS Healthcare LLC, Term Loan, 5.538%, 6/13/2014 (PIK)		261,044	253,800
Sabre, Inc., Term Loan B, 2.255%, 9/30/2014		77,940	74,283
Sbarro, Inc., Term Loan, 4.771%, 1/31/2014		55,000	51,975
Total Loan Participations and Assignments (Cost $664,015)			424,294

Municipal Bonds and Notes 0.3%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		475,000	464,897
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (f)		700,000	676,298
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		2,000,000	2,024,320
Total Municipal Bonds and Notes (Cost $3,176,015)			3,165,515

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (g)		889,000	785,529
JPMorgan Chase Capital XX,, Series T, 6.55%, 9/29/2036		80,000	77,599
Wachovia Capital Trust III, 5.8%, 3/15/2011 (g)		200,000	176,000
			1,039,128
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		141,000	116,325
Total Preferred Securities (Cost $1,283,375)			1,155,453

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $6,000)	6	6,000

	Shares	Value ($)

Exchange-Traded Funds 8.0%
iShares JPMorgan USD Emerging Markets Bond Fund	155,157	17,540,499
iShares Russell 2000 Value Index Fund	360,816	23,229,334
SPDR Barclays Capital International Treasury Bond	287,422	17,601,723
Vanguard Emerging Markets	751,266	35,181,787
Total Exchange-Traded Funds (Cost $72,037,795)		93,553,343

Securities Lending Collateral 9.2%
Daily Assets Fund Institutional, 0.26% (h) (i) (Cost $107,600,904)	107,600,904	107,600,904

Cash Equivalents 11.1%
Central Cash Management Fund, 0.20% (h) (Cost $129,711,202)	129,711,202	129,711,202

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,173,680,519)+	113.3	1,320,993,366
Other Assets and Liabilities, Net (a)	(13.3)	(155,152,651)
Net Assets	100.0	1,165,840,715

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.50%	6/1/2010	233,333	USD	233,333	0
Buffalo Thunder Development Authority	9.375%	12/15/2014	45,000	USD	45,000	11,700
CanWest MediaWorks LP	9.25%	8/1/2015	75,000	USD	75,000	12,750
Fontainebleau Las Vegas Holdings LLC	11.00%	6/15/2015	100,000	USD	100,000	287
Grupo Iusacell Celular SA de CV	10.00%	3/31/2012	48,802	USD	46,440	15,434
Radnor Holdings Corp.	11.00%	3/15/2010	120,000	USD	79,038	12
Tropicana Entertainment LLC	9.625%	12/15/2014	235,000	USD	172,931	517
Wolverine Tube, Inc.	15.0%	3/31/2012	145,533	USD	145,533	77,678
Young Broadcasting, Inc.	8.75%	1/15/2014	430,000	USD	367,438	4
					1,264,713	118,382

*** These securities are shown at their current rate as of October 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $1,186,425,448. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $134,567,918. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $159,402,274 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,834,356.

(a) All or a portion of these securities were on loan amounting to $94,667,466. In addition, included in other assets and liabilities, net is a pending sale, amounting to $10,230,550, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2010 amounted to $104,898,016, which is 9.0% of net assets.

(b) Principal amount stated in US dollars unless otherwise noted.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Taxable issue.

(g) Date shown is call date; not a maturity date for the perpetual preferred securities.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FDIC: Federal Deposit Insurance Corp.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust.

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	USD	12/21/2010	494	62,382,938	187,422
2 Year US Treasury Note	USD	12/31/2010	177	38,937,235	164,203
AEX Index	EUR	11/19/2010	4	374,506	(4,287)
CAC 40 Index	EUR	11/19/2010	164	8,706,795	39,374
DAX Index	EUR	12/17/2010	12	2,763,906	148,488
Federal Republic of Germany Euro-Schatz	EUR	12/8/2010	1,330	201,445,315	(1,090,405)
FTSE 100 Index	GBP	12/17/2010	9	816,382	17,161
IBEX 35 Index	EUR	11/19/2010	7	1,043,920	1,997
NASDAQ 100 E-Mini Index	USD	12/17/2010	23	976,120	94,415
S&P TSX 60 Index	CAD	12/16/2010	6	855,143	16,002
TOPIX Index	JPY	12/10/2010	7	701,131	(16,702)
Total net unrealized depreciation					(442,332)

At October 31, 2010, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2010	64	6,641,326	75,659
10 Year Canadian Government Bond	CAD	12/20/2010	206	25,532,366	(149,466)
10 Year Japanese Government Bond	JPY	12/9/2010	3	5,338,636	8,202
10 Year US Treasury Note	USD	12/21/2010	144	18,184,500	(89,719)
2 Year US Treasury Note	USD	12/31/2010	20	4,399,688	(19,375)
30 Year US Treasury Bond	USD	12/21/2010	60	7,856,250	(75,000)
ASX SPI 200 Index	AUD	12/16/2010	22	2,503,583	7,543
DJ Euro Stoxx 50 Index	EUR	12/17/2010	204	8,060,694	(124,928)
Federal Republic of Germany Euro-Bund	EUR	12/8/2010	560	100,722,901	888,525
FTSE MIB Index	EUR	12/17/2010	17	2,529,555	(87,781)
Russell 2000 Mini Index	USD	12/17/2010	15	1,053,300	(81,075)
S&P 500 E-Mini Index	USD	12/17/2010	59	3,480,115	(187,325)
Ultra Long Term US Treasury Bond	USD	12/21/2010	13	1,752,969	(11,781)
United Kingdom Long Gilt Bond	GBP	12/29/2010	188	37,161,211	332,397
Total net unrealized appreciation					485,876

As of October 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	828,051	NZD	1,101,000	11/22/2010	9,810	UBS AG
CHF	11,525,000	USD	12,037,182	11/22/2010	323,284	UBS AG
EUR	154,200	USD	215,564	11/24/2010	1,010	Citigroup, Inc.
Total unrealized appreciation					334,104

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	8,445,974	NOK	49,444,000	11/22/2010	(13,100)	UBS AG
USD	12,579,641	SEK	84,071,000	11/22/2010	(1,788)	UBS AG
USD	17,177,528	AUD	17,440,000	11/22/2010	(138,983)	UBS AG
USD	8,383,380	CAD	8,543,000	11/22/2010	(11,283)	UBS AG
JPY	830,969,000	USD	10,229,955	11/22/2010	(98,259)	UBS AG
EUR	7,540,000	USD	10,487,537	11/22/2010	(3,926)	UBS AG
GBP	8,000,000	USD	12,723,200	11/22/2010	(93,554)	UBS AG
Total unrealized depreciation					(360,893)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (j)
Consumer Discretionary	$53,715,602	$14,837,465	$152	$68,553,219
Consumer Staples	43,346,160	20,577,075	—	63,923,235
Energy	68,465,944	11,627,614	—	80,093,558
Financials	38,682,600	29,134,520	—	67,817,120
Health Care	59,187,373	9,101,319	—	68,288,692
Industrials	52,576,567	21,881,089	—	74,457,656
Information Technology	98,632,300	8,245,752	—	106,878,052
Materials	29,449,300	10,852,288	—	40,301,588
Telecommunication Services	24,576,033	7,294,822	—	31,870,855
Utilities	24,567,382	3,088,743	—	27,656,125
Fixed Income Investments (j)
Corporate Bonds	—	90,658,164	1,268,287	91,926,451
Asset Backed	—	3,283,129	—	3,283,129
Mortgage-Backed Securities Pass-Throughs	—	103,433,593	—	103,433,593
Commercial Mortgage-Backed Securities	—	19,075,419	—	19,075,419
Collateralized Mortgage Obligation	—	2,347,207	1,400,000	3,747,207
Government & Agency Obligations	—	133,489,053	—	133,489,053
Loan Participations and Assignments	—	424,294	0	424,294
Municipal Bonds and Notes	—	3,165,515	—	3,165,515
Preferred Securities	—	1,155,453	—	1,155,453
Other Investments	—	—	6,000	6,000
Exchange-Traded Funds	93,553,343	—	—	93,553,343
Short-Term Investments (j)	237,312,106	581,703	—	237,893,809
Derivatives (k)	43,544	334,104	—	377,648
Total	$824,108,254	$494,588,321	$2,674,439	$1,321,371,014
Liabilities
Derivatives (k)	$—	$(360,893)	$—	$(360,893)
Total	$—	$(360,893)	$—	$(360,893)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stock and/or Other Equity Investments
	Consumer Discretionary	Financials	Materials	Corporate Bonds
Balance as of October 31, 2009	$0	$843,120	$0	$1,139,905
Total realized gain (loss)	(17,340)	397,129	—	—
Change in unrealized appreciation (depreciation)	17,330	62,378	—	132,584
Amortization premium/ discount	—	—	—	17,133
Net purchases (sales)	162	(1,302,627)	—	0
Transfers into Level 3	—	—	—	19,450	(l)
Transfers (out) of Level 3	—	—	—	(40,785	) (m)
Balance as of October 31, 2010	$152	$—	$0	$1,268,287
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2010	$(10)	$—	$—	$(269,021)

	Collateralized Mortgage Obligations	Loan Participations and Assignments	Other Investments	Total
Balance as of October 31, 2009	$—	$41,000	$—	$2,024,025
Total realized gain (loss)	—	(56,269)	—	323,520
Change in unrealized appreciation (depreciation)	0	55,009	—	267,301
Amortization premium/discount	—	260	—	17,393
Net purchases (sales)	1,400,000	(40,000)	6,000	63,535
Transfers into Level 3	—	—	—	19,450
Transfers (out) of Level 3	—	—	—	(40,785)
Balance as of October 31, 2010	$1,400,000	$0	$6,000	$2,674,439
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2010	$0	$—	$—	$(269,031)

Transfers between price levels are recognized at the beginning of the reporting period.

(l) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(m) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments: Investments in securities, at value (cost $936,368,413) — including $94,667,466 of securities loaned	$1,083,681,260
Investment in Daily Assets Fund Institutional (cost $107,600,904)*	107,600,904
Investment in Central Cash Management Fund (cost $129,711,202)	129,711,202
Total investments, at value (cost $1,173,680,519)	1,320,993,366
Cash	346,388
Foreign currency, at value (cost $641,570)	644,304
Deposits with brokers for open futures contracts	9,352,882
Receivable for investments sold	31,284,966
Receivable for when-issued and delayed delivery securities sold	8,790,063
Receivable for Fund shares sold	159,636
Dividends receivable	608,407
Interest receivable	3,135,821
Receivable for daily variation margin on open futures contracts	88,471
Unrealized appreciation on forward foreign currency exchange contracts	334,104
Foreign taxes recoverable	99,161
Other assets	45,007
Total assets	1,375,882,576
Liabilities
Payable upon return of securities loaned	107,600,904
Payable for investments purchased	38,321,864
Payable for when-issued and delayed delivery securities purchased	60,416,175
Payable for Fund shares redeemed	1,488,941
Deferred foreign taxes payable	22,138
Unrealized depreciation on forward foreign currency exchange contracts	360,893
Accrued management fee	381,124
Other accrued expenses and payables	1,449,822
Total liabilities	210,041,861
Net assets, at value	$1,165,840,715

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(249,331)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $22,138)	147,290,709
Futures	43,544
Foreign currency	(2,094)
Accumulated net realized gain (loss)	(164,376,629)
Paid-in capital	1,183,134,516
Net assets, at value	$1,165,840,715
Net Asset Value
Class A Net Asset Value and redemption price per share ($873,715,813 ÷ 98,688,387 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.85
Maximum offering price per share (100 ÷ 94.25 of $8.85)	$9.39
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,778,122 ÷ 1,104,950 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.85
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,611,463 ÷ 2,331,562 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.84
Class S Net Asset Value, offering and redemption price per share ($257,984,080 ÷ 29,134,842 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.85
Institutional Class Net Asset Value, offering and redemption price per share ($3,751,237 ÷ 423,221 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $373,513)	$15,709,990
Interest	12,815,904
Income distributions — Central Cash Management Fund	248,382
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	233,075
Total income	29,007,351
Expenses: Management fee	4,337,644
Administration fee	1,172,336
Services to shareholders	2,194,839
Distribution and service fees	2,430,741
Custodian fee	357,581
Professional fees	176,181
Reports to shareholders	130,312
Registration fees	104,384
Trustees' fees and expenses	26,794
Other	193,532
Total expenses	11,124,344
Net investment income	17,883,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	78,044,193
Futures	(4,138,196)
Foreign currency	(614,848)
73,291,149
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $22,138)	48,662,734
Futures	(793,214)
Foreign currency	(706,266)
47,163,254
Net gain (loss)	120,454,403
Net increase (decrease) in net assets resulting from operations	$138,337,410

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$17,883,007	$24,316,423
Net realized gain (loss)	73,291,149	(152,027,550)
Change in net unrealized appreciation (depreciation)	47,163,254	290,202,445
Net increase (decrease) in net assets resulting from operations	138,337,410	162,491,318
Distributions to shareholders from: Net investment income: Class A	(18,122,403)	(13,882,537)
Class B	(164,087)	(258,855)
Class C	(256,286)	(160,007)
Class S	(5,832,145)	(4,511,663)
Institutional Class	(85,729)	(42,570)
Net realized gains: Class A	(7,444,729)	—
Class B	(128,096)	—
Class C	(181,861)	—
Class S	(2,126,459)	—
Institutional Class	(28,716)	—
Total distributions	(34,370,511)	(18,855,632)
Fund share transactions: Proceeds from shares sold	43,567,809	42,696,403
Net assets acquired in tax-free reorganization	—	59,603,712
Reinvestment of distributions	32,097,007	17,499,606
Cost of shares redeemed	(191,860,076)	(185,810,649)
Net increase (decrease) in net assets from Fund share transactions	(116,195,260)	(66,010,928)
Increase from regulatory settlements (see Note H)	54,914	—
Increase (decrease) in net assets	(12,173,447)	77,624,758
Net assets at beginning of period	1,178,014,162	1,100,389,404
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $249,331 and $15,741,322, respectively)	$1,165,840,715	$1,178,014,162

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010	2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.10	$7.11		$10.25		$9.70		$8.99
Income (loss) from investment operations: Net investment incomea	.13	.16		.23		.26		.23	d
Net realized and unrealized gain (loss)	.86	.96		(3.05)		.61		.69
Total from investment operations	.99	1.12		(2.82)		.87		.92
Less distributions from: Net investment income	(.17)	(.13)		(.23)		(.32)		(.21)
Net realized gains	(.07)	—		(.05)		—		—
Tax return of capital	—	—		(.04)		—		—
Total distributions	(.24)	(.13)		(.32)		(.32)		(.21)
Redemption fees	—	—		.00	*	.00	*	.00	*
Net asset value, end of period	$8.85	$8.10		$7.11		$10.25		$9.70
Total Return (%)b	12.44	15.93	c	(28.25	)c	9.08	c	10.40	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	874	885		815		1,299		1,367
Ratio of expenses before expense reductions (%)	.97	.98		.99		.92		.97
Ratio of expenses after expense reductions (%)	.97	.97		.96		.92		.92
Ratio of net investment income (%)	1.51	2.24		2.51		2.59		2.56	d
Portfolio turnover rate (%)	251	204		276		188		98
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2010	2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.11	$7.15		$10.30		$9.75		$9.01
Income (loss) from investment operations: Net investment incomea	.04	.11		.22		.24		.21	d
Net realized and unrealized gain (loss)	.87	.95		(3.07)		.60		.70
Total from investment operations	.91	1.06		(2.85)		.84		.91
Less distributions from: Net investment income	(.10)	(.10)		(.21)		(.29)		(.17)
Net realized gains	(.07)	—		(.05)		—		—
Tax return of capital	—	—		(.04)		—		—
Total distributions	(.17)	(.10)		(.30)		(.29)		(.17)
Redemption fees	—	—		.00	*	.00	*	.00	*
Net asset value, end of period	$8.85	$8.11		$7.15		$10.30		$9.75
Total Return (%)b	11.25	15.19	c	(28.34	)c	8.79	c	10.18	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	17		22		52		77
Ratio of expenses before expense reductions (%)	2.00	1.90		1.90		1.89		1.99
Ratio of expenses after expense reductions (%)	2.00	1.69		1.13		1.13		1.16
Ratio of net investment income (%)	.48	1.51		2.34		2.37		2.32	d
Portfolio turnover rate (%)	251	204		276		188		98
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$8.08	$7.10	$10.22		$9.68	$8.97
Income (loss) from investment operations: Net investment incomea	.06	.10	.15		.18	.16	d
Net realized and unrealized gain (loss)	.87	.94	(3.03)		.59	.69
Total from investment operations	.93	1.04	(2.88)		.77	.85
Less distributions from: Net investment income	(.10)	(.06)	(.15)		(.23)	(.14)
Net realized gains	(.07)	—	(.05)		—	—
Tax return of capital	—	—	(.04)		—	—
Total distributions	(.17)	(.06)	(.24)		(.23)	(.14)
Redemption fees	—	—	.00	*	.00 *	.00	*
Net asset value, end of period	$8.84	$8.08	$7.10		$10.22	$9.68
Total Return (%)b	11.49	15.11	(28.85	)c	8.05	9.52	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	22	18		31	33
Ratio of expenses before expense reductions (%)	1.79	1.81	1.82		1.75	1.77
Ratio of expenses after expense reductions (%)	1.79	1.81	1.82		1.75	1.76
Ratio of net investment income (%)	.68	1.39	1.65		1.75	1.72	d
Portfolio turnover rate (%)	251	204	276		188	98
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2010	2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.10	$7.11		$10.25		$9.71		$8.99
Income (loss) from investment operations: Net investment incomea	.14	.18		.25		.28		.25	c
Net realized and unrealized gain (loss)	.87	.95		(3.06)		.60		.70
Total from investment operations	1.01	1.13		(2.81)		.88		.95
Less distributions from: Net investment income	(.19)	(.14)		(.24)		(.34)		(.23)
Net realized gains	(.07)	—		(.05)		—		—
Tax return of capital	—	—		(.04)		—		—
Total distributions	(.26)	(.14)		(.33)		(.34)		(.23)
Redemption fees	—	—		.00	*	.00	*	.00	*
Net asset value, end of period	$8.85	$8.10		$7.11		$10.25		$9.71
Total Return (%)	12.84	16.17	b	(28.11	)b	9.17	b	10.76	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	258	251		245		393		411
Ratio of expenses before expense reductions (%)	.77	.80		.79		.73		.85
Ratio of expenses after expense reductions (%)	.77	.72		.77		.73		.74
Ratio of net investment income (%)	1.70	2.48		2.70		2.78		2.74	c
Portfolio turnover rate (%)	251	204		276		188		98
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Institutional Class Years Ended October 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.11	$7.12	$10.26		$9.72		$9.01
Income (loss) from investment operations: Net investment incomea	.16	.19	.26		.29		.26	c
Net realized and unrealized gain (loss)	.87	.95	(3.06)		.60		.69
Total from investment operations	1.03	1.14	(2.80)		.89		.95
Less distributions from: Net investment income	(.21)	(.15)	(.25)		(.35)		(.24)
Net realized gains	(.07)	—	(.05)		—		—
Tax return of capital	—	—	(.04)		—		—
Total distributions	(.28)	(.15)	(.34)		(.35)		(.24)
Redemption fees	—	—	.00	*	.00	*	.00	*
Net asset value, end of period	$8.86	$8.11	$7.12		$10.26		$9.72
Total Return (%)	12.85	16.23	(27.99	)b	9.32	b	10.76	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	.27		.42		.42
Ratio of expenses before expense reductions (%)	.60	.57	.75		.68		.74
Ratio of expenses after expense reductions (%)	.60	.57	.71		.61		.60
Ratio of net investment income (%)	1.87	2.63	2.76		2.89		2.88	c
Portfolio turnover rate (%)	251	204	276		188		98
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Balanced Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, administration fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $151,368,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date.

During the year ended October 31, 2010, the Fund utilized $65,599,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, premium amortization on debt securities, investments in futures, investments in passive foreign investment companies, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), certain securities sold at a loss and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Capital loss carryforwards	$(151,368,000)
Net unrealized appreciation (depreciation) on investments	$134,567,918

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2010	2009
Distributions from ordinary income*	$34,370,511	$18,855,632

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2010, the Fund used futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain an exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund enters into futures contracts on global equities and bonds, including indices, as part of its global tactical asset allocation overlay strategy. For the year ended October 31, 2010, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies and relative mispricings within the global equity and bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in futures contracts had a total notional value generally indicative of a range from approximately $544,220,000 to $808,273,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2010, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund also entered into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the investment in forward currency contracts had a total contract value generally indicative of a range from approximately $93,108,000 to $256,723,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$334,104	$—	$334,104
Equity Contracts (b)	—	(177,118)	(177,118)
Interest Rate Contracts (b)	—	220,662	220,662
	$334,104	$43,544	$377,648

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Net unrealized appreciation (depreciation) on open futures. Asset of receivable for daily variation margin on open futures contracts reflects unsettled variation margin.
Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$(360,893)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$644,750	$—	$644,750
Equity Contracts (b)	—	(4,774,071)	(4,774,071)
Interest Rate Contracts (b)	—	635,875	635,875
	$644,750	$(4,138,196)	$(3,493,446)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$509,193	$509,193
Interest Rate Contracts (a)	—	(1,302,407)	(1,302,407)
Foreign Exchange Contracts (b)	(724,330)	—	(724,330)
	$(724,330)	$(793,214)	$(1,517,544)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions).

C. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $2,395,610,520 and $2,545,947,703, respectively. Purchases and sales of US Treasury securities aggregated $291,471,783 and $276,967,524, respectively.

D. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Amended and Restated Management Agreement.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Pursuant to a written contract with the Advisor, Deutsche Asset Management International GmbH ("DeAMi"), a direct, wholly owned subsidiary of Deutsche Bank AG, serves as a subadvisor to the Fund and is responsible for portfolio management of a portion of the large cap value allocation of the Fund. DeAMi is paid for its services by the Advisor from its fee as Investment Advisor to the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:
First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2010, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.01%.

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.97%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $1,172,336, of which $98,746 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2010
Class A	$1,226,122	$305,394
Class B	52,071	15,431
Class C	44,530	10,653
Class S	490,129	121,846
Institutional Class	1,051	251
	$1,813,903	$453,575

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$94,990	$13,699
Class C	160,635	16,026
	$255,625	$29,725

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$2,092,017	$473,648	.24%
Class B	30,582	4,064	.24%
Class C	52,517	10,582	.25%
	$2,175,116	$488,294

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2010 aggregated $43,677.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2010, the CDSC for Class B and C shares aggregated $19,841 and $1,207, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the year ended October 31, 2010, DIDI received $107 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,308, of which $13,962 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,614,501	$30,702,592	4,224,282	$30,224,415
Class B	83,923	706,918	251,709	1,806,583
Class C	241,926	2,048,014	345,357	2,432,886
Class S	1,188,412	10,096,682	1,140,565	8,232,064
Institutional Class	1,531	13,603	62	455
		$43,567,809		$42,696,403
Shares issued in tax-free reorganization*
Class A	—	$—	7,431,198	$51,798,537
Class B	—	—	177,610	1,243,213
Class C	—	—	425,411	2,960,757
Institutional Class	—	—	515,915	3,601,205
	—	$—		$59,603,712
Shares issued to shareholders in reinvestment of distributions
Class A	2,855,438	$24,001,581	1,805,271	$12,945,097
Class B	33,872	284,721	35,647	251,525
Class C	48,818	409,846	20,762	147,621
Class S	867,670	7,293,947	572,899	4,114,827
Institutional Class	12,705	106,912	5,315	40,536
		$32,097,007		$17,499,606
Shares redeemed
Class A	(17,104,714)	$(144,496,251)	(18,768,723)	$(133,085,480)
Class B	(1,073,814)	(9,081,073)	(1,537,763)	(11,016,882)
Class C	(636,163)	(5,366,469)	(623,914)	(4,413,728)
Class S	(3,890,482)	(32,834,980)	(5,157,411)	(36,140,740)
Institutional Class	(9,797)	(81,303)	(140,358)	(1,153,819)
		$(191,860,076)		$(185,810,649)
Net increase (decrease)
Class A	(10,634,775)	$(89,792,078)	(5,307,972)	$(38,117,431)
Class B	(956,019)	(8,089,434)	(1,072,797)	(7,715,561)
Class C	(345,419)	(2,908,609)	167,616	1,127,536
Class S	(1,834,400)	(15,444,351)	(3,443,947)	(23,793,849)
Institutional Class	4,439	39,212	380,934	2,488,377
		$(116,195,260)		$(66,010,928)

* On April 17, 2009, DWS Value Builder Fund was acquired by the Fund through a tax-free reorganization (see Note G).

G. Fund Merger

On April 17, 2009, the Fund acquired all of the net assets of DWS Value Builder Fund pursuant to a plan of reorganization approved by shareholders on March 27, 2009. The acquisition was accomplished by a tax-free exchange of 7,460,097 Class A shares, 177,915 Class B shares, 421,956 Class C shares and 509,996 Institutional Class shares of DWS Value Builder Fund for 7,431,198 Class A shares, 177,610 Class B shares, 425,411 Class C shares and 515,915 Institutional Class shares of DWS Balanced Fund, respectively, outstanding on April 20, 2009. DWS Value Builder Fund's net assets at that date, $59,603,712, including $6,626,156 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,005,036,041. The combined net assets of the Fund immediately following the acquisition were $1,064,639,753.

H. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $30,243. In addition, the Fund received $24,671 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amounts of the payments were less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Balanced Fund:

We have audited the accompanying statement of assets and liabilities of DWS Balanced Fund (the "Fund"), including the investment portfolio, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Balanced Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2010

Tax Information (Unaudited)

For corporate shareholders, 33% of the income dividends paid during the Fund's fiscal year ended October 31, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $17,777,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 10% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, DeAMi's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement with QS Investors, the Board noted that it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, DeAMi and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, DeAMi and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fees paid to DeAMi and QS Investors, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, DeAMi and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of QS Investors' compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund and its shareholders. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
56

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BALANCED FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.
Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$83,333	$0	$13,768	$0
2009	$74,627	$0	$10,176	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.
Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$13,768	$295,930	$645,807	$955,505
2009	$10,176	$440,000	$711,000	$1,161,176

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010